EXHIBIT 10.10



                          FIRST AMENDMENT TO THE LEASE
                                     FOR THE
                    MARRIOTT SENIOR LIVING SERVICES FACILITY
                                       AT
                      SCOTTSDALE, MARICOPA COUNTY, ARIZONA




         THIS FIRST AMENDMENT TO THE LEASE FOR THE MARRIOTT SENIOR LIVING SERVICES FACILITY AT SCOTTSDALE, MARICOPA COUNTY, ARIZONA ("AMENDMENT") is made and entered into this 19th day of January 1994 by and between HMC Retirement
Properties, Inc., a Delaware Corporation ('Landlord'), and Marriott Senior Living Services, Inc., a Delaware Corporation ("Tenant").


                                    Recitals:

         WHEREAS, Landlord and Tenant entered into that certain Lease for the Marriott Senior Living Services Facility at Scottsdale, Marricopa County, Arizona, dated September 8, 1993 (the "Lease"); and

         WHEREAS, Landlord and Tenant agree and acknowledge that the parties intended to provide that the calculation for the Percentage Rental was to begin on the first day of the first full Fiscal Year of the Initial Term; and

         WHEREAS, the parties desire to correct the error concerning the commencement of the Percentage Rental by emending Section 5.01 of the Lease.

         NOW, THEREFORE, in consideration of the premises and the mutual obligations and agreements set forth below, the sufficiency and receipt of which are hereby acknowledged, Landlord and Tenant agree as follows:

1. Section 5.01 of the Lease shall be amended by adding the following words at the beginning of 5.01(ii);

         "Commencing on the first day of the first full Fiscal Year..."

2. All capitalized terms not defined herein shall have the meaning set forth in the Lease.

3. Any conflict between the terms and conditions of this Amendment and the Lease shall be resolved in favor of this Amendment.

4. Other than as modified herein, all of the terms and provisions of the Lease shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have extended this Amendment as of the date first written above.


TENANT:                                          LANDLORD:
Marriott Senior Living Services, Inc.            HMC Retirement Properties, Inc.


By:/s/                                           By: /s/
Its: Vice President                              Its: Vice President

Attest: /s/                                      Attest: /s/ Pamela J. Murch


By: /s/                                          By: /s/ Pamela J. Murch
Its:  Assistant Secretary                        Its:  Assistant Secretary

                            SCHEDULE TO EXHIBIT 10.10

         Pursuant to Instruction 2 to Item 601 of Regulation S-K, the following First Amendment to the Leases or Subleases, which are substantially identical in all material respects to the First Amendment to the Lease for the Marriott Senior Living Services Facility at Scottsdale, Maricopa County, Arizona filed herewith, are omitted. The following list sets forth the material differences in the leased premises and landlord.



Leased Premises                                                                          Landlord
Sun City, Maricopa County, AZ                                                 HMC Retirement Properties, Inc.

Villa Valencia, Orange County, CA                                             HMC Retirement Properties, Inc.

Deerfield Beach/Horizon  Club, Broward County, FL                             HMH Properties, Inc.

Palms Harbor, Pinellas County, FL                                             HMC Retirement Properties, Inc.

Calusa Harbour, Lee County, FL                                                HMC Retirement Properties, Inc.

Bedford Court, Montgomery, MD                                                 HMC Retirement Properties, Inc.

Bellaire/Houston, Harris County, TX                                           HMC Retirement Properties, Inc.

The Jefferson, Arlington County, VA                                           HMC Retirement Properties, Inc.

Virginia Beach, City of Virginia Beach, VA                                    HMC Retirement Properties, Inc.

Church Creek, Cook County, IL                                                 HMC Retirement Properties, Inc.

Port St. Lucie, St. Lucie County, FL                                          HMC Retirement Properties, Inc.

The Colonnades, Albemarle County, VA                                          HMC Retirement Properties, Inc.